                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                September 7, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                      001-13533             74-2830661
----------------------------------   ------------------   ---------------------
 (State or other jurisdiction of      (Commission File      (I.R.S. Employer
 incorporation or organization)            Number)         Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement

On September 7, 2007, Wachovia Bank, National Association ("Wachovia"), NFI
Repurchase Corporation ("NRC"), HomeView Lending, Inc. ("HLI"), NMI Property
Financing, Inc. ("NPF"), NovaStar Financial, Inc. ("NFI"), NovaStar Mortgage,
Inc. ("NMI") and NFI Holding Corporation ("NHC"), executed Amendment Number One to the Master Repurchase Agreement (2007 Whole Loan), dated as of May 9, 2007
(the "Whole Loan Amendment"), Wachovia, Wachovia Capital Markets, LLC ("WCM"),
NMI, NovaStar Certificates Financing LLC ("NCF"), NovaStar Certificates
Financing Corporation ("NCFC"), NFI and NHC, executed Amendment Number One to the Master Repurchase Agreement (Investment Grade Securities), dated as of May
31, 2007 (the "Investment Securities Amendment"), Wachovia Investment Holdings,
LLC ("WIH"), WCM, NMI, NCF, NCFC, NFI and NHC, executed Amendment Number One to the Master Repurchase Agreement (Non-Investment Grade Securities), dated as of
May 31, 2007 (the "Non-Investment Securities Amendment"), Wachovia, WCM, NMI,
NFI, NHC and HLI, executed Amendment Number Two to the Master Repurchase
Agreement (2007 Servicing Rights), dated as of April 25, 2007 (the "Servicing
Rights Amendment"), and WIH, WCM, NMI, NCF and NCFC executed Amendment Number
Two to the Master Repurchase Agreement (Residual Securities), dated as of April
18, 2007 (the "Residual Securities Amendment" and together with the Whole Loan
Amendment, Investment Securities Amendment, Non-Investment Securities Amendment
and Servicing Rights Amendment, the "Amendments").

Under the Amendments, the adjusted tangible net worth to required equity ratio requirements are eliminated and the amount of adjusted consolidated tangible net worth that NFI is required to maintain is decreased from $517 million to $150 million.

The Servicing Rights Amendment changes the minimum required servicer ratings to
SQ4 (Moody's), "Average" (S&P) and RPS4 (Fitch).

In addition, the Servicing Rights Amendment and Whole Loan Amendment allow
Wachovia at any time and for any reason the right to appoint a back-up servicer to service some or all of the securitization deals and loans currently serviced by NFI.

In addition to the financing agreements listed above, Wachovia and certain of its affiliates routinely engage in other ordinary course financial transactions with NFI and its affiliates, including but not limited to acting as an underwriter for certain securitizations sponsored by NFI.

The foregoing is a summary of the terms of the Amendments. This summary is qualified in its entirety by reference to the full text of the Amendments, which are attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.         Document

10.1                Amendment  Number One, dated as of September 7, 2007, to the
                    Master Repurchase  Agreement (2007 Whole Loan),  dated as of
                    May 9, 2007,  between Wachovia,  NRC, HLI, NPF, NFI, NMI and
                    NHC.

10.2                Amendment  Number One, dated as of September 7, 2007, to the
                    Master Repurchase  Agreement  (Investment Grade Securities),
                    dated as of May 31, 2007,  between Wachovia,  WCM, NMI, NCF,
                    NCFC, NFI and NHC.

10.3                Amendment  Number One, dated as of September 7, 2007, to the
                    Master   Repurchase    Agreement    (Non-Investment    Grade
                    Securities),  dated as of May 31, 2007,  between  WIH,  WCM,
                    NMI, NCF, NCFC, NFI and NHC.

10.4                Amendment  Number Two, dated as of September 7, 2007, to the
                    Master Repurchase  Agreement (2007 Servicing Rights),  dated as of April 25, 2007,  between Wachovia,  WCM, NMI, NFI, NHC and HLI.

10.5                Amendment  Number Two, dated as of September 7, 2007, to the
                    Master Repurchase Agreement (Residual Securities),  dated as of April 18, 2007, between WIH, WCM, NMI, NCF and NCFC.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  September 12, 2007                /s/ GREGORY S. METZ
                                       -----------------------------------------
                                         Gregory S. Metz
                                         Chief Financial Officer

                                Index to Exhibits

Exhibit No.         Document

10.1                Amendment  Number One, dated as of September 7, 2007, to the
                    Master Repurchase  Agreement (2007 Whole Loan),  dated as of
                    May 9, 2007,  between Wachovia,  NRC, HLI, NPF, NFI, NMI and
                    NHC.

10.2                Amendment  Number One, dated as of September 7, 2007, to the
                    Master Repurchase  Agreement  (Investment Grade Securities),
                    dated as of May 31, 2007,  between Wachovia,  WCM, NMI, NCF,
                    NCFC, NFI and NHC.

10.3                Amendment  Number One, dated as of September 7, 2007, to the
                    Master   Repurchase    Agreement    (Non-Investment    Grade
                    Securities),  dated as of May 31, 2007,  between  WIH,  WCM,
                    NMI, NCF, NCFC, NFI and NHC.

10.4                Amendment  Number Two, dated as of September 7, 2007, to the
                    Master Repurchase  Agreement (2007 Servicing Rights),  dated as of April 25, 2007,  between Wachovia,  WCM, NMI, NFI, NHC and HLI.

10.5                Amendment  Number Two, dated as of September 7, 2007, to the
                    Master Repurchase Agreement (Residual Securities),  dated as of April 18, 2007, between WIH, WCM, NMI, NCF and NCFC.